SUMMARY PROSPECTUS AND PROSPECTUS SUPPLEMENT OF

MUTUAL OF AMERICA INVESTMENT CORPORATION

COMPOSITE FUND

MID-TERM BOND FUND

BOND FUND

DATED AS OF JUNE 17, 2022

Effective on June 13, 2022, Christopher Malfant joined Mutual of America Capital Management (the “Adviser”) as Executive Vice President, Director of Fixed Income of the Adviser and a Portfolio Manager of the Mid-Term Bond Fund, Bond Fund, and the fixed income portion of the Composite Fund.

Summary Prospectus text changes:

The following disclosure replaces the text under the heading Portfolio Managers for the Composite Fund:

Portfolio Managers. Christopher Malfant, Executive Vice President of the Adviser, and a portfolio manager of the fixed income and mortgage-backed securities portions of the Fund since June 2022, and Jacqueline Sabella, Senior Vice President of the Adviser, and a portfolio manager of the fixed income portion of the Fund since July 2021, and a portfolio manager of the mortgage-backed securities portion of the Fund since September 2015, and Joseph R. Gaffoglio, President of the Adviser, and a portfolio manager of the large cap equity portion of the Fund since May 2016, are primarily responsible for the day-to-day management of the Fund.

The following disclosure replaces the text under the heading Portfolio Managers for the Mid-Term Bond Fund and Bond Fund:

Portfolio Managers. Christopher Malfant, Executive Vice President of the Adviser and a portfolio manager since June 2022, and Jacqueline Sabella, Senior Vice President of the Adviser, and a portfolio manager of the fixed income investment strategy since July 2021, and a portfolio manager of the mortgage-backed securities segment of the Fund since September 2015, are primarily responsible for the day-to-day management of the Fund.

Prospectus text changes:

The following disclosure is added to page 144 under the section heading Portfolio Managers:

Christopher Malfant, Executive Vice President of the Adviser, joined the Adviser in June 2022 and has approximately 15 years of experience in the financial industry with a focus on managing fixed income portfolios.

The following disclosure replaces the text on page 144 under the sub-heading Composite Fund:

The fixed income portion and the mortgage-backed securities portion of the Composite Fund are managed by Christopher Malfant and Jacqueline Sabella. The large cap equity portion of the Composite Fund is managed by Joseph R. Gaffoglio. See “Portfolio Managers” for additional information.

The following disclosure replaces the text on page 145 under the sub-heading Bond Fund and Mid-Term Bond Fund:

The fixed income investment strategy and day-to-day operations of the Bond Fund and Mid-Term Bond Fund, as well as the mortgage-backed securities portion of each Fund, are managed by Christopher Malfant and Jacqueline Sabella. See “Portfolio Managers” for additional information.